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                                                                    Exhibit 24.1





                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of Ampersand Medical Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Peter P. Gombrich and Leonard R. Prange, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of not more than 4,000,000 shares of common stock, par value $.001 per share, to be issued and sold in connection with the merger of AccuMed International, Inc. with and into a subsidiary of the Company, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as indicated below opposite his signature, to the registration statement, or any amendments, post-effective amendments, supplements or papers supplemental thereto, to be filed in respect of said shares of common stock, and each of the undersigned does hereby fully ratify and conform all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by the virtue hereof.

                            [Signature Page follows.]
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           IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 17th day of April, 2001.

      SIGNATURE                                  TITLE

/s/ Peter P. Gombrich        Director and Chairman of the Board of Directors
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Peter P. Gombrich            (Principal Executive Officer)

/s/ Leonard R. Prange        Vice President, Secretary and Treasurer (Principal
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Leonard R. Prange            Financial and Accounting Officer)


/s/  Alexander Milley        Director
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Alexander Milley

/s/ Robert C. Shaw           Director
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Robert C. Shaw

/s/ John Abels               Director
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John Abels

/s/ Denis M. O'Donnell       Director
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Denis M. O'Donnell

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